UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(Exact name of registrant as specified in is charter)

Colorado (State or other jurisdiction of incorporation)	0-14749 (Commission File Number)	84-0910696 (IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Item 12. Results of Operations and Financial Condition.

     The Company has issued a press release for the three months ending May 31, 2004. The press release includes information regarding results of operations and financial condition for the quarter.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	Item	Exhibit

	99.1	Press Release, dated June 30, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: June 30, 2004	By:	/s/ Bryan J. Merryman

Bryan J. Merryman, Chief Operating Officer, Chief Financial Officer, Treasurer and Director

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INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release, dated June 30, 2004